Consolidated Statements of Comprehensive Income (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Net Income	$ 1,242,000	$ 702,000
Other Comprehensive Loss:
Unrealized losses on investment securities available for sale	(26,000)	(31,000)
Income tax effect	8,000	11,000
Reclassification adjustment for gains on sale of investment securities included in net income		(88,000)
Income tax effect		30,000
Net other comprehensive loss	(18,000)	(78,000)
Total Comprehensive Income	$ 1,224,000	$ 624,000